UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On April 10, 2008, we publicly disseminated a press release announcing that the U.S. Food and Drug Administration has approved Lexiscan™ (regadenoson) injection, an A2A adenosine receptor agonist, for use as a pharmacologic stress agent in radionuclide myocardial perfusion imaging – a test that detects and characterizes coronary artery disease – in patients unable to undergo adequate exercise stress.

The foregoing description is qualified in its entirety by reference to the press release dated April 10, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * * *

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1 Press Release dated April 10, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2008	CV THERAPEUTICS, INC.

	By:	/s/ Tricia Borga Suvari
Tricia Borga Suvari
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	PressRelease dated April 10, 2008.